Exhibit 99.1

2026 SPRING VALLEY ACQUISITION CORP. II PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 202628 Spring Valley Acq Corp II Proxy Card Rev4 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ svacii/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2026, in connection with the Extraordinary General Meeting to be held on , 2026 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at One Vanderbilt Ave, New York, NY 10017 and virtually at https://www.cstproxy.com/svacii/2026, and hereby appoints Christopher Sorrells and Robert Kaplan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Spring Valley Acquisition Corp. lI (the “Corporation, or “Spring Valley II’) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, AN EXECUTED PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on reverse side) PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF SPRING VALLEY ACQUISITION CORP. II THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2026 202628 Spring Valley Acq Corp II Proxy Card Rev4 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on , 2026. To view the Proxy Statement and to Attend the Extraordinary General Meeting,please go to: https://www.cstproxy.com/svacii/2026 Proposal 1 – The Transaction Proposal – To consider and vote upon a proposal to approve, by an ordinary resolution, Spring Valley Acquisition Corp. II’s, a Cayman Islands exempted company (“SVII”) entry into the Amended and Restated Agreement and Plan of Merger, dated as of September 29, 2025, by and among SVII, Eagle Nuclear Energy Corp., a Nevada corporation (“New Eagle”), Spring Valley Merger Sub III, Inc., a Cayman Islands exempted company (“Merger Sub I”), Spring Valley Merger Sub II, Inc., Nevada corporation (“Merger Sub II”), and Eagle Energy Metals Corp., a Nevada corporation (“Eagle”) (the “Merger Agreement”), a copy of which is attached to the proxy statement/ prospectus as Annex A. The Merger Agreement provides for, among other things, the merger of Merger Sub 1 with and into SVII (the “First Merger”), with SVII surviving the First Merger as a wholly owned subsidiary of New Eagle, and immediately thereafter the merger of Merger Sub 2 with and into Eagle (the “Second Merger”), with Eagle surviving the Second Merger as a wholly owned subsidiary of New Eagle. Subject to, and in accordance with the terms and conditions of the Merger Agreement, following the First Merger, each ordinary share of SVII outstanding immediately prior to the First Merger shall be converted into the right to receive one New Eagle Common Stock, and following the Second Merger, each share of Eagle common stock outstanding immediately prior to the Second Merger shall be converted into the right to receive New Eagle Common Stock equal to the Exchange Ratio (defined in the Merger Agreement). Proposal 2 – The Advisory Charter Amendment Proposals – To consider and vote, each by an ordinary resolution and on a non-binding advisory basis, upon the following six (6) separate governance proposals relating to material changes between the SVII Articles and the New Eagle Organizational Documents: Proposal 2A – To change the number of authorized shares under SVII Articles from 331,000,000 consisting of (a) 330,000,000 ordinary shares, of which (i) 300,000,000 shares were Class A ordinary shares, and (ii) 30,000,000 shares were Class B ordinary shares, and (b) 1,000,000 preference shares to 303,500,000 total shares, consisting of (a) 300,000,000 shares of common stock, par value $0.0001 per share, and (b) 3,500,000 shares of preferred stock, par value $0.0001 per share, under the New Eagle Charter. Proposal 2B – To modify the voting threshold for amending the SVII Articles from a two-thirds supermajority to a simple majority for amendments to New Eagle Charter, while maintaining the two-thirds super-majority requirement for changes to specific provisions of the New Eagle Charter regarding stockholder action, directors, limitation of liability, amendment of the New Eagle Bylaws, and amendment of the New Eagle Charter. Proposal 2C – To modify the voting threshold for director removal from a simple majority under the SVII Articles to a two-thirds supermajority under the New Eagle Charter, with removal permitted only for cause. Proposal 2D – To provide in New Eagle Bylaws that Nevada state courts will be the sole and exclusive forum for internal corporate claims, provided that the exclusive forum provision does not apply to claims arising out of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for which the federal district courts of the United States are the exclusive forum. Proposal 2E – To eliminate the ability of New Eagle stockholders to take action by written consent in lieu of a meeting. Proposal 2F – To eliminate certain provisions related to a company’s status as a blank check company due to their inapplicability following the Transaction. Proposal 3 – The Equity Plan Proposal – To consider and vote upon a proposal to approve, as an ordinary resolution, the New Eagle Equity Plan, a copy of which is attached to the proxy statement/prospectus as Annex D. Proposal No. 4 – The Cayman Merger Proposal – To consider and vote upon a proposal, as a special resolution to: (i) authorize the First Merger i.e. the merger of Merger Sub 1 with and into SVII with SVII being the surviving company of the First Merger and (ii) approve the plan of merger substantially in the form appended to the proxy statement/prospectus as Annex K (the “Plan of Merger”) and authorize the entry by SVII into the Plan of Merger. Proposal 5 – The Adjournment Proposal – To consider and vote upon a proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies if there are not sufficient votes to approve one or more proposals presented to shareholders or if certain conditions under the Merger Agreement are not satisfied or waived or (ii) if the SVII Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with one or more proposals presented to shareholders for vote. CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2026 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. PROXY CARD — SPRING VALLEY ACQUISITION CORP. II THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN